UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 24, 2021

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 par value	NVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts included in this report are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” “will,” “would” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the registrant’s filings with the Securities and Exchange Commission (the “SEC”). Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the registrant’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the registrant’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The registrant assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission by Novo Integrated Sciences, Inc. (the “Company”) on June 3, 2021, on May 28, 2021, the Company and Novo Healthnet Limited, a wholly owned subsidiary of the Company (“NHL”), entered into that certain Share Exchange Agreement (the “SEA”), dated as of May 28, 2021, by and among the Company and NHL, on the one hand, and Acenzia Inc. (“Acenzia”), Avec8 Holdings Inc. (“Avec8”), Ambour Holdings Inc. (“Ambour”), Indrajit Sinha, Grant Bourdeau and Derrick Bourdeau, on the other hand. Collectively, Avec8, Ambour and Messrs. Sinha, G. Bourdeau and D. Bourdeau are referred to herein as the “Acenzia Shareholders”).

On June 24, 2021, pursuant to the terms of the SEA, the acquisition of Acenzia by NHL closed. The all-share transaction is valued at $14,884,039, or $3.91 per share, and is subject to purchase price adjustment within 90 days of the closing date pending completion of an audit and working capital requirement provisions.

Item 7.01. Regulation FD Disclosure.

On June 29, 2021, the Company issued a press release announcing the closing of the Acenzia acquisition. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the websites is not a part of this Current Report on Form 8-K.

The information included in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(b) Pro Forma Financial Information. The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as an amendment to this report as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of the registrant issued on June 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: June 29, 2021	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer